Exhibit 99.1

FOR IMMEDIATE RELEASE

NRG ENERGY CONFIRMS RECEIPT OF LETTERS
FROM EXELON CORPORATION

Stockholders Advised to Take No Action Pending Review by NRG’s Board of Directors

PRINCETON, NJ – November 11, 2008 – NRG Energy, Inc. (NYSE: NRG) today confirmed that it has received two letters today from Exelon Corporation (NYSE: EXC) in which Exelon states its intention to commence an unsolicited exchange offer on Wednesday, November 12, 2008, to acquire all of the outstanding shares of NRG Energy at a fixed exchange ratio of 0.485 Exelon shares for each NRG common share. NRG also noted that Exelon has said that it intends to present a proposal at NRG’s 2009 annual meeting to expand the Board of Directors of NRG so that the directors to be elected at the meeting constitute a majority of NRG’s directors and to nominate directors to fill the newly created directorships. NRG notes that the exchange ratio has remained unchanged from the exchange ratio of the proposal that the Company rejected on November 9, 2008. NRG stockholders are advised to take no action at this time pending the review of the proposed exchange offer by NRG’s Board of Directors.

Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC are serving as financial advisors and Kirkland & Ellis LLP is serving as legal counsel to NRG.

Exelon released the text of one of the two letters. The text of the other letter that NRG received follows:

November 10, 2008

Mr. Drew Murphy
Executive Vice President and General Counsel
NRG Energy, Inc.
211 Carnegie Center
Princeton, NJ 08540

Dear Mr. Murphy:

I am Senior Vice President and Deputy General Counsel of Exelon Corporation (“Exelon”). Exelon or its direct wholly-owned subsidiary, Exelon Xchange Corporation, intends to present a proposal at your 2009 Annual Meeting of Stockholders of NRG Energy, Inc. (“NRG”) scheduled for May 14, 2009 (the “2009 Meeting”) to expand the size of the NRG Board of Directors (the “NRG Board”) such that the directors to be elected at that meeting will constitute not less than 50% of the NRG Board. Furthermore, Exelon or Exelon Xchange Corporation intends to nominate directors to fill the newly created directorships. Exelon intends to immediately commence a process of identifying candidates to serve as its nominees at the 2009 Meeting and requests confirmation that NRG agrees that Article Seven of NRG’s Amended and Restated Certificate of Incorporation (the “Charter”) allows for the proposed expansion of the NRG Board by action of the common stockholders as well as the filling by the NRG common stockholders of any newly created director positions.

We note that the restated Charter filed on December 5, 2003 included a new Article Seven, which specifically reserved in the common stockholders of NRG the power to enlarge the NRG Board and to appoint directors to fill newly created directorships:

... the number of directors ... may be enlarged only with the approval of the holders of at least a majority of the shares of Common Stock then outstanding ... Newly created directorships resulting from an increase in the size of the Board of Directors shall be filled by the vote of the stockholders.

The Charter was not subsequently amended until May 24, 2005, at which time it was amended and restated in its current form. Among the amendments to the Charter on that date, Article Seven was revised to read as follows:

[T]he number of directors which shall constitute the Board of Directors shall initially be established at eleven and, thereafter, may be enlarged to up to fifteen by the affirmative vote of a majority of the total number of directors then in office or may otherwise be enlarged with the approval of the holders of at least a majority of the shares of Common Stock then outstanding, and may be reduced by resolution adopted by the affirmative vote of a majority of the total number of Directors then in office. Newly created directorships resulting from an increase in the size of the Board of Directors may be filled by the affirmative vote of a majority of the total number of Directors then in office or by vote of the stockholders.

The purpose of and rationale for this amendment were described in a proxy statement filed by NRG with the Securities and Exchange Commission on April 12, 2005, in which NRG proposed the May 24, 2005 Charter amendments (the “Proxy”). The Proxy did not mention eliminating or limiting any stockholder rights or authority. In relevant part, the Proxy explained:

The Board believes that it is in the best interest of the Company and our stockholders that the Board have the authority to enlarge the Board up to 15 directors and to fill newly created directorships. Therefore, the Board recommends that our stockholders approve a proposal to amend Article Seven...

The principal purpose of the proposed amendment ... is to provide our Board with more flexibility to add selected talents and skills from time to time. The proposed amendment will allow the Board to increase its size and add directors with diverse backgrounds and experiences while at the same time ensuring continuity on the Board. Also, the amendment would enable the Board to increase the number of independent directors and their numbers on Board committees in a manner that would potentially permit greater diversity on committees and a greater ability to cover unplanned vacancies.

The Board recommends a vote “FOR”the amendment to Article Seven ... giving the Board of Directors authority to enlarge the size of the Board of Directors to up to 15 directors and to fill newly created directorships.

The Proxy made clear that the purpose and effect of the May 24, 2005 amendment to Article Seven was not to limit or eliminate any stockholder right or authority relating to setting the total number of directors. Indeed, the amendment did not change any language regarding stockholder authority except insofar as to make stockholder rights nonexclusive.

If we do not receive your written confirmation by close of business on November 18, 2008, we will assume NRG does intend to contest Exelon’s right to take such action and that a dispute exists between the parties as to this issue.

Sincerely yours,

/s/ Bruce G. Wilson

About NRG
NRG Energy, Inc., a Fortune 500 company, owns and operates one of the country’s largest and most diverse power generation portfolios. NRG’s 48 plants provide approximately 24,000 megawatts of generation capacity—enough to power nearly 20 million homes. In November 2007, NRG won two of the industry’s highest honors—Platts Industry Leadership and Energy Company of the Year awards. Headquartered in Princeton, NJ, NRG is a member of the U.S. Climate Action Partnership (USCAP), a group of business and environmental organizations calling for mandatory legislation to reduce greenhouse gas emissions. More information is available at www.nrgenergy.com.

Important Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of proxy of any stockholder of NRG Energy, Inc. (“NRG”). NRG plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement and white proxy card in connection with its 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”). INVESTORS AND STOCKHOLDERS OF NRG ARE URGED TO READ THE PROXY STATEMENT FOR THE 2009 ANNUAL MEETING IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

The exchange offer proposed by Exelon Corporation referred to in this news release has not commenced. If and when commenced, NRG will file with the SEC a Solicitation/ Recommendation Statement on Schedule 14D-9. STOCKHOLDERS OF NRG ARE ADVISED TO READ NRG’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 IN ITS ENTIRETY IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders will be able to obtain free copies of NRG’s proxy statement (when it becomes available), the Solicitation/Recommendation Statement on Schedule 14D-9 (if and when it becomes available), any other documents filed by NRG in connection with the exchange offer by Exelon Corporation, if and when it is commenced, and other documents filed with the SEC by NRG at the SEC’s website at www.sec.gov. Free copies of any such documents can also be obtained by directing a request to Investor Relations Department, NRG Energy, Inc., 211 Carnegie Center, Princeton, New Jersey 08540.

NRG and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in connection with its 2009 Annual Meeting. Information regarding NRG’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 28, 2008, and its proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 2, 2008. Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of NRG’s stockholders will also be available in NRG’s proxy statement for the 2009 Annual Meeting.

Safe Harbor Disclosure

Certain statements contained herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, and typically can be identified by the use of words such as “will,” “expect,” “estimate,” “anticipate,” “forecast,” “plan,” “believe” and similar terms. Although NRG believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, risks and uncertainties related to the capital markets generally.

NRG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause NRG’s actual results to differ materially from those contemplated in the forward-looking statements included herein should be considered in connection with information regarding risks and uncertainties that may affect NRG’s future results included in NRG’s filings with the Securities and Exchange Commission at www.sec.gov.

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